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                                                                  EXHIBIT 10.108


                                 SECOND WAIVER
                        (1997 PARTICIPATION AGREEMENT)

          This SECOND WAIVER (1997 PARTICIPATION AGREEMENT) (the "Waiver"), dated as of October 1, 1998, is among SMART & FINAL INC., a Delaware corporation (the "Lessee"), SMART & FINAL STORES CORPORATION, a California corporation, and AMERICAN FOODSERVICE DISTRIBUTORS, a California corporation (each a "Significant Sublessee" and together, the "Significant Sublessees"), STATE STREET BANK AND TRUST COMPANY OF CALIFORNIA N.A., not in its individual capacity (except as expressly stated herein), but solely as the successor Owner Trustee under the Trust Agreement (the "Lessor"), the banks named on Schedule I to the Participation Agreement as holders of the Notes (the "Lenders"), CREDIT LYONNAIS LEASING CORP., a Delaware corporation, as the Equity Participant under the Trust Agreement (the "Equity Participant"), and CREDIT LYONNAIS NEW YORK BRANCH, a branch duly licensed under the laws of New York of a banking corporation organized and existing under the laws of the Republic of France, as agent for the Lenders (the "Agent").

                            PRELIMINARY STATEMENTS

          WHEREAS, the parties hereto have entered into a Participation Agreement dated as of April 16, 1997 (as amended by that certain First Amendment to Participation Agreement dated as of April 16, 1997, and by that Second Amendment to Participation Agreement dated as of March 2, 1998, collectively the "Participation Agreement"; the terms defined therein being used herein as therein defined unless otherwise defined herein);

          WHEREAS, the Lessee had previously requested, and the Lenders, the Equity Participant, the Agent and the Lessor previously agreed, that any Default or Event of Default be waived, through September 30, 1998, that may have occurred by reason of the Lessee's failure to comply with certain covenants of the Participant Agreement expressly identified in that certain Waiver among the parties hereto, dated as of July 22, 1998; and

          WHEREAS, the Lessee has further requested that any Default or Event of Default be waived through November 15, 1998, that may have occurred by reason of the Lessee's failure to comply with certain covenants of the Participant Agreement expressly identified below;

          NOW, THEREFORE, in consideration of the premises, the parties hereto hereby agree as follows:

          SECTION 1.  Waiver under Participant Agreement.  Effective as of
                      ----------------------------------
October 1, 1998 (the "Effective Date") and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Lenders, the Equity
                                  ---------
Participant, the Agent and the Lessor hereby waive, during the period beginning on the Effective Date and ending on and including November 15, 1998 (the "Waiver Period"), any Default or Event of Default which would arise under any of the Transaction Documents by reason of the Lessee's failure to comply with Sections 4.03(c) and (d)
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of the Participation Agreement. At the end of the Waiver Period, if the Lessee
is not in compliance with any of such Sections pursuant to the terms thereof, a Default or Event or Default shall be deemed to exist unless, and except to the extent that, such Default or Event of Default is further waived or the same shall cease to exist by reason of an amendment to the applicable provisions of the Participation Agreement.

          SECTION 2.  Rates.
                      -----

          (a) As of June 20, 1998 and until the end of the Waiver Period, the definition of "Finance Rate" in the Participation Agreement is amended by (x) deleting the reference to "0.50%" and replacing it with "(a) prior to June 20, 1998, 0.50%, and (b) from June 20, 1998 and until the end of the Waiver Period, 1.25%", and (y) adding to the end of clause (ii) "plus, from June 20, 1998 and until the end of the Waiver Period, 0.50%".

          (b) As of June 20, 1998 and until the end of the Waiver Period, the definition of "Certificate Rate" in the Participation Agreement is amended by adding to the end of the definition "plus, from June 20, 1998 and until the end of the Waiver Period, 0.75%".

          (c)  As of June 20, 1998 and until the end of the Waiver Period,
Section 1.06 (Fees Payable by Lessee) of the Participation Agreement is hereby amended by deleting the reference to "0.175%" and replacing it with "(a) prior to June 20, 1998, 0.175%, and (b) from June 20, 1998 and until the end of the Waiver Period, 0.35%, in each case,".

          (d) As of June 20, 1998 and until the end of the Waiver Period, clauses (i), (ii) and (iii) of Section 2.02(b) of Loan Agreement are hereby deleted and replaced in their entirety with the following:

               "(i)   For each LIBOR Note at a rate equal to the LIBOR Rate
          plus (a) prior to June 20, 1998, 0.50%, and (b) from June 20, 1998 and until the end of the Waiver Period, 1.25%;

               (ii) For each Eurodollar Note at a rate equal to the Eurodollar Rate plus (a) prior to June 20, 1998, 0.50%, and (b) from June 20, 1998 and until the end of the Waiver Period, 1.25%; and

               (iii)  For a Base Rate Note, at a rate equal to the Base
          Rate, plus, from June 20, 1998 and until the end of the Waiver Period, 0.50%."

          SECTION 3.  Conditions of Effectiveness.  This Waiver shall become
                      ---------------------------
effective when the Agent shall have received counterparts of this Waiver executed by the Lessee, the Significant Sublessees and the other parties to the Participation Agreement as required thereby.

          SECTION 4.  Reference to and Effect on the Transaction Documents. (a)
                      ----------------------------------------------------
Upon the effectiveness of this Waiver, on and after the date hereof, (i) each reference in the Participation Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Participation Agreement, and each reference in the other Transaction Documents

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to "the Participation Agreement," "thereunder," "thereof" or words of like import referring to the Participation Agreement, shall mean and be a reference to the Participation Agreement as modified hereby, and (ii) each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Transaction Documents to "the Loan Agreement," "thereunder," "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified hereby

          (b) Except as specifically provided above, the Participation Agreement, the Loan Agreement and all other Transaction Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, any collateral described therein does and shall continue to secure the payment of all secured obligations under and as defined therein.

          (c) The execution, delivery and effectiveness of this Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent, the Lenders, the Equity Participant, or the Lessor under any of the Transaction Documents, nor constitute a waiver of any provision of any of the Transaction Documents.

          (d) Each of the parties hereto specifically acknowledges and agrees that (i) none of the parties to the Participation Agreement or the Loan Agreement have agreed to any other or future waiver of or amendment to the Transaction Documents, (ii) neither the granting of the waiver described herein nor the granting of any prior waivers and amendments under the Transaction Documents creates any obligation whatsoever on the part of any of the parties to the Participation Agreement or the Loan Agreement to grant any other or future waiver or amendment under the Transaction Documents, and (iii) except as specifically set forth herein, each of the parties to the Participation Agreement and the Loan Agreement have reserved all rights and remedies under the Transaction Documents.

          SECTION 5.  General Release of Claims.  (a)  The Lessee and Sublessee
                      -------------------------
each represent and agree that they have both diligently and thoroughly investigated the existence of any Claim (as defined below), and to their knowledge and belief, no Claim exists and no facts exist that could give rise to or support a Claim.

          (b) As additional consideration for the waivers as set forth herein, the Lessee and Significant Sublessees and each of their respective agents, employees, directors, officers, attorneys, affiliates, subsidiaries, successors and assigns (individually a "Releasing Party," and collectively the "Releasing Parties") each hereby releases and forever discharges each of the Lessor, the Equity Participant, the Agent and each Lender and all of their respective agents, direct and indirect shareholders, employees, directors, officers, attorneys, branches, affiliates, subsidiaries, successors and assigns (individually, a "Released Party," and collectively, the "Released Parties") of and from all damage, loss, claims, demands, liabilities, obligations (except for any such obligations hereafter arising pursuant to the terms of the Transaction Documents, as amended to date), actions and causes of action whatsoever (collectively "Claims") that the Releasing Parties and each of them may, as of the date hereof, have or claim to have against each

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of the Released Parties, in each case whether presently known or with respect to which the facts are known (or should have been known) that could give rise to or support a Claim and of every nature and extent whatsoever on account of or in any way relating to, arising out of or based upon the Transaction Documents or this Waiver (including clause (a) above) or the negotiation or documentation hereof or the waivers under the Transaction Documents effected by this Waiver or the transactions contemplated hereby, or any action or omission in connection with any of the foregoing, including, without limitation, all such loss or damage of any kind heretofore sustained, or that may arise as a consequence of the dealings between the parties up to the date hereof in connection with or in any way related to the Transaction Documents or this Waiver. Each Releasing
Party further covenants and agrees that it has not assigned heretofore, and will not hereafter sue any Released Party upon, any Claim released or purported to be released under this Section, and the Lessee and Significant Sublessees each will indemnify and hold harmless said Released Parties against any loss or liability on account of any actions brought by any Releasing Party or its assigns or prosecuted on behalf of any Releasing Party and relating to any Claim released or purported to be released under this Section. It is further understood and agreed that any and all rights under the provisions of Section 1542 of the California Civil Code are expressly waived by each of the Releasing Parties.
Section 1542 provides as follows:

          "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

          SECTION 6.  Representations and Warranties.  Each of the Lessee and
                      ------------------------------
the Significant Sublessees represents and warrants to the other parties to the Participation Agreement that:

          (a) The representations and warranties in the Participation Agreement and each of the other Transaction Documents to which it is a party remain true and correct in all material respects immediately prior to and upon giving effect to this Waiver, as if the same were made on the date of the effectiveness of the amendments set forth herein (except for those relating to an earlier date which were true and correct in all material respects as of such date).

          (b) The execution, delivery and performance of this Waiver by the Lessee and the Significant Sublessees has been duly authorized by all necessary organizational action.

          (c)  All conditions set forth in Section 3 of this Waiver have been
                                           ---------
satisfied.

          (d) Upon giving effect to this Waiver, there is no and will not be any, Default or Event of Default.

          SECTION 7.  Costs, Expenses and Taxes.  The Lessee agrees to pay on
                      -------------------------
demand all costs and expenses of the Agent, the Lenders, the Equity Participant and the Lessor in connection with the preparation, execution, delivery and administration of this Waiver and the other instruments and documents, if any, to be delivered hereunder, including, without limitation,

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the reasonable fees and out of pocket expenses of counsel for the Agent, the
Lenders, the Equity Participant and the Lessor with respect thereto and with respect to advising each of such parties as to its rights and responsibilities hereunder and thereunder. The Lessee further agrees to pay on demand all costs and expenses, if any (including, without limitation, reasonable counsel fees and expenses), in connection with the enforcement (whether though negotiations, legal proceedings or otherwise) of this Waiver, and the other instruments and documents to be delivered hereunder, including, without limitation, reasonable counsel fees and expenses in connection with the enforcement of rights under this Section.

          SECTION 8.  Execution in Counterparts.  This Waiver hereto may be
                      -------------------------
executed in any number of counterparts and by different parties hereto in separate counterparts, each of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Waiver hereto by telefacsimile shall be effective as delivery of a manually executed counterpart of this Waiver.

          SECTION 9.  Governing Law.  This Waiver hereto shall be governed by,
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and construed in accordance with, the laws of the State of California.

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          IN WITNESS WHEREOF, the parties hereto have caused this Second Waiver
(1997 Participation Agreement) to be executed by their respective officers thereunto duly authorized, as the date first above written.

                                     CREDIT LYONNAIS NEW YORK BRANCH,

                                     as Agent

                                     By: /s/ Pascal Poupelle
                                         --------------------------------------
                                         Name: Pascal Poupelle
                                         Title: Executive President

                                     CREDIT LYONNAIS LOS ANGELES BRANCH,

                                     as Lender

                                     By: /s/ Pascal Poupelle
                                         --------------------------------------
                                         Name: Pascal Poupelle
                                         Title: Executive President

                                     BANQUE NATIONALE DE PARIS,

                                     as Lender

                                     By: /s/ Clive Bettles
                                         --------------------------------------
                                         Name: Clive Bettles
                                         Title: Senior Vice President & Manager


                                       By: /s/ Mitchell M. Ozawa
                                           ------------------------------------
                                           Name: Mitchell M. Ozawa
                                           Title: Vice President

                                       UNION BANK OF CALIFORNIA, N.A.,

                                       as Lender

                                       By: /s/ Terry Rocha
                                           ------------------------------------
                                           Name: Terry Rocha
                                           Title: Vice President

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                                       CREDIT LYONNAIS LEASING CORP.,

                                       as Equity Participant

                                       By: /s/ L.M. Wertheim
                                          ----------------------------------
                                          Name: L.M. Wertheim
                                          Title: Vice President/Secretary

                                       CIBC INC.,

                                       as Lender

                                       By: /s/ Gerald Girardi
                                          ----------------------------------
                                          Name: Gerald Girardi
                                          Title: Executive Director

                                       CIBC Oppenheimer Corp.  as Agent


                                       STATE STREET BANK AND TRUST COMPANY OF
                                       CALIFORNIA N.A., not in its individual
                                       capacity (except as expressly stated
                                       herein), but solely as successor Owner
                                       Trustee under the Trust Agreement, as the Lessor

                                       By: /s/ Mark Henson
                                          ----------------------------------
                                          Name: Mark Henson
                                          Title: Assistant Vice President

                                       SMART & FINAL INC.,

                                       as Lessee

                                       By:  /s/ Donald G. Alvarado
                                          -----------------------
                                          Name:  Donald G. Alvarado
                                          Title:     Secretary

                                       SMART & FINAL STORES CORPORATION,
                                       as Significant Sublessee

                                       By:  /s/ Richard Phegley
                                          --------------------
                                          Name:  Richard Phegley
                                          Title: VP & Treasurer

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                                       AMERICAN FOODSERVICE DISTRIBUTORS,
                                       as Significant Sublessee

                                       By:  /s/ Donald G. Alvarado
                                          ------------------------
                                          Name:  Donald G. Alvarado
                                          Title: Secretary